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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-13581, 333-29499 and 333-43853.


/s/ ARTHUR ANDERSEN LLP
-----------------------
Arthur Andersen LLP


Orlando, Florida
March 27, 1998